Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of RCLC, Inc. (the "Company"), certifies that:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78 o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2010	/s/ Louis V. Aronson, II
Louis V. Aronson, II
President & Chief Executive Officer

Date: August 23, 2010	/s/ Daryl K. Holcomb
Daryl K. Holcomb
Vice President, Chief Financial Officer and Controller

This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.